UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

June 15, 2009

(Date of earliest event reported)

IVAX Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2140 North Miami Avenue Miami, Florida	33127
(Address of principal executive offices)	(Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 15, 2009, the Compensation Committee and the Board of Directors of IVAX Diagnostics, Inc. (the “Company”) jointly approved the forms of nonqualified stock option award agreements attached hereto as Exhibits 10.1 and 10.2, which set forth the standard terms and conditions of stock option grants which may be made to the Company’s employees and independent directors, respectively, under the IVAX Diagnostics, Inc. 2009 Equity Incentive Plan.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 10.1	Form of Nonqualified Stock Option Award Agreement (Employee)

	Exhibit 10.2	Form of Nonqualified Stock Option Award Agreement (Independent Director)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVAX DIAGNOSTICS, INC.

By:	/s/ Kevin D. Clark
Kevin D. Clark,
Chief Operating Officer

Dated: June 16, 2009

EXHIBIT INDEX

Exhibit	Description
10.1	Form of Nonqualified Stock Option Award Agreement (Employee)

10.2	Form of Nonqualified Stock Option Award Agreement (Independent Director)

4